UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

Certified Shareholder Report of

Registered Management Investment Companies

Investment Company Act File Number: 811-04692

Emerging Markets Growth Fund, Inc.

(Exact Name of Registrant as Specified in Charter)

6455 Irvine Center Drive

Irvine, California 92618

(Address of Principal Executive Offices)

Registrant's telephone number, including area code: (949) 975-5000

Date of fiscal year end: June 30

Date of reporting period: June 30, 2019

Gregory F. Niland

Emerging Markets Growth Fund, Inc.

5300 Robin Hood Road

Norfolk, Virginia 23513

(Name and Address of Agent for Service)

ITEM 1 – Reports to Stockholders

Emerging Markets Growth FundSM

Annual report for the year ended June 30, 2019

Beginning January 1, 2021, as permitted by regulations adopted by the U.S. Securities and Exchange Commission, we intend to no longer mail paper copies of the fund’s shareholder reports, unless specifically requested from the fund or your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on the fund’s website (capitalgroup.com/us/investments/emerging-markets-growth-fund.html); you will be notified by mail and provided with a website link to access the report each time a report is posted.

You may elect to receive paper copies of all future reports free of charge. If you invest through a financial intermediary, you may contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the fund, you may inform the fund that you wish to continue receiving paper copies of your shareholder reports by contacting us at (800) 421 4225. Your election to receive paper reports will apply to all funds held with the fund’s transfer agent or through your financial intermediary.

Emerging Markets Growth Fund seeks long-term growth of capital and invests primarily in common stock and other equity securities of issuers in developing countries.

Fund results shown in this report are for past periods and are not predictive of results for future periods. The results shown are before taxes on fund distributions and sale of fund shares. Current and future results may be lower or higher than those shown. Share prices and returns will vary, so investors may lose money. Investing for short periods makes losses more likely. For current information and month-end results, please call (800) 421-4989.

Investing in developing markets may be subject to risks, such as significant currency and price fluctuations, political instability, differing securities regulations and periods of illiquidity, which are detailed in the fund’s prospectus. Investments in developing markets have been more volatile than investments in developed markets, reflecting the greater uncertainties of investing in less established economies. Individuals investing in developing markets should have a long-term perspective and be able to tolerate potentially sharp declines in the value of their investments.

Investments are not FDIC-insured, nor are they deposits of or guaranteed by a bank or any other entity, so they may lose value.

Contents

1	Letter to investors
2	20 largest equity holdings
6	The value of a long-term investment
7	Investment portfolio
13	Financial statements
16	Notes to financial statements

Fellow investors:

Emerging markets stocks fluctuated over the fund’s fiscal year, largely due to bouts of volatility tied to U.S.-China trade talks and concerns over China’s slowing economy. Shifts in global monetary policies and the uncertainty of election outcomes in several developing countries also impacted sentiment at times.

In this environment, the fund outpaced its benchmark by a wide margin. The value of Emerging Markets Growth Fund increased 4.71% with distributions reinvested for the 12 months ended June 30, 2019, while its benchmark, the unmanaged MSCI Emerging Markets Investable Market Index (IMI), gained 0.47%.*

Market review

Developing-country stocks experienced sharp swings during the 12-month period. Equities sold off during the last six months of 2018, hit by trade tariffs, slowing global growth and U.S. interest rate hikes. However, stocks largely rebounded in 2019. U.S. and China called a truce on additional trade tariffs, market-friendly reformers were re-elected in India and Indonesia, and central bankers in the U.S. and Europe signaled intentions to maintain low interest rates.

Chinese stocks were volatile as the trade clash with the U.S. intensified and China’s economy decelerated. With its economy slowing and trade relationships

*	Unless otherwise noted, country and sector returns are based on MSCI EM IMI indices, expressed in U.S. dollars, and assume the reinvestment of dividends. Results reflect dividends net of withholding taxes.

Results at a glance

For periods ended June 30, 2019, with distributions reinvested

	Cumulative total returns		Average annual total returns
	6 months	1 year	3 years	5 years	10 years	Lifetime[1]

Emerging Markets Growth Fund (Class M shares)	14.33%	4.71%	12.50%	2.93%	4.93%	12.89%
MSCI Emerging Markets IMI[2,3]	10.14	0.47	10.01	2.25	5.83	9.96	[4]
MSCI Emerging Markets Index[3,5]	10.58	1.21	10.66	2.49	5.81	9.93	[4]

[1]	Since May 30, 1986.
[2]	Returns for the MSCI Emerging Markets Investable Market Index (IMI) were calculated using the MSCI Emerging Markets Index with dividends gross of withholding taxes from December 31, 1987, to December 31, 2000, and with dividends net of withholding taxes from January 1, 2001, to November 30, 2007, and using the MSCI Emerging Markets IMI with dividends net of withholding taxes thereafter.
[3]	The indices are unmanaged and, therefore, have no expenses. Investors cannot invest directly in an index. Source: MSCI.
[4]	The MSCI Emerging Markets Index did not start until December 31, 1987. As a result, the International Finance Corporation (IFC) Global Composite Index was used in lieu of the MSCI Emerging Markets Index from May 30, 1986, to December 31, 1987.
[5]	Results reflect dividends gross of withholding taxes through December 31, 2000, and dividends net of withholding taxes thereafter.

The total annual fund operating expense ratio is 0.84% for Class M shares as of the most recent fiscal year-end, and is 0.88% including “acquired fund” fees and expenses.

Emerging Markets Growth Fund	1

in flux, Chinese officials rolled out targeted stimulus measures to stabilize growth and improve market confidence. They loosened credit for infrastructure projects, lowered reserve requirements for banks and cut taxes for businesses and individuals. Overall, the MSCI China IMI fell 7.09%. Health care and consumer discretionary stocks fell the most, while the real estate and communication services sectors produced the largest gains.

Indian equities rose 5.11%, overcoming concerns about the pace of economic growth, credit quality issues among nonbank lenders and richer stock valuations compared with other developing markets. Prime Minister Narendra Modi won a decisive re-election in May, giving him a strong mandate to push for additional reforms to improve India’s business climate and modernize the economy.

Elsewhere in Asia, Indonesian equities surged 16.18%. President Joko Widodo won a second term in May and hopes to attract more foreign investment into Indonesia. He aims to grow the country’s digital economy through tax incentives, develop more infrastructure and cut the corporate tax rate. The MSCI Korea IMI fell 10.51% while the MSCI Taiwan IMI gained 0.22%. The export-driven economies of South Korea and Taiwan were affected at varying levels by the U.S.-China trade dispute.

In Latin America, Brazilian stocks surged 39.77% on hopes President Jair Bolsonaro can overhaul Brazil’s pension system and implement other reforms to revive economic growth. Bolsonaro took office January 1 after defeating a leftist candidate in October’s runoff election. Pension reform is a key building block of his pro-market business agenda and is seen as vital to shoring up Brazil’s fiscal policy.

20 largest equity holdings

	Percent of net assets as of 6/30/19	Price change for the 12 months ended 6/30/19*
Samsung Electronics	3.9%	–2.7%
AIA Group	3.7	23.4
Taiwan Semiconductor Manufacturing	3.7	8.4
Tencent Holdings	3.4	–10.1
Ctrip.com International	3.1	–22.5
Jiangsu Hengrui Medicine	2.9	0.8
China Overseas Land & Investment	2.8	11.9
HDFC Bank	2.5	15.0
Longfor Properties	2.4	39.9
Galaxy Entertainment Group	2.1	–13.0
Huazhu Group	2.1	–13.7
Ping An Insurance Group	2.0	30.5
China Resources Land	2.0	30.6
Sberbank of Russia	2.0	7.0
BeiGene	1.8	N/A	†
ICICI Bank	1.7	57.2
Alibaba Group Holding	1.3	–8.7
Noah Holdings	1.3	–18.4
Bank Central Asia	1.3	41.6
Hangzhou Tigermed Consulting	1.3	N/A	†
Total	47.3%

*	The percent change is reflected in U.S. dollars. The actual gain or loss on the total position in the fund may differ from the percentage shown.
†	Acquired during the reporting period.

Portfolio review

Stock selection in China boosted returns on a relative basis, helped by holdings in several real estate companies that have very little presence in the benchmark index. Chinese property developer Longfor Group was the portfolio’s top contributor. Its shares rose on strong sales and profit growth in 2018 despite stricter home-buying rules and government-imposed price controls in major cities. China Resources Land and China Overseas Land & Investment also contributed to returns.

Stock selection within financials helped boost returns. Shares of Hong Kong–listed insurer AIA Group gained on increasing business from customers in China, Hong Kong and Singapore. AIA also hiked its dividend following steady profit growth over the past year.

2	Emerging Markets Growth Fund

Where the fund’s assets were invested

			Percent of net assets				MSCI EM IMI[1]	Value of holdings 6/30/19
	6/30/17		6/30/18		12/31/18	6/30/19	6/30/19	(in thousands)

Asia-Pacific
China	24.3%		25.9%		27.2%	32.3%	29.2%	$727,057
Hong Kong	6.5		8.1		7.7	9.2	—	208,608
India	11.2		11.6		12.8	10.8	9.7	243,133
Indonesia	6.0		5.0		6.5	6.7	2.2	151,065
Malaysia	.6		.1		—	—	2.2	—
Pakistan	—		—		—	—	.1	—
Philippines	1.7		2.4		3.1	2.2	1.1	49,783
Singapore	1.0		.7		.7	.7	—	15,274
South Korea	5.6		5.1		4.9	4.8	12.7	107,803
Taiwan	7.9		5.9		6.0	5.2	11.7	116,464
Thailand	1.0		.3		—	.2	3.2	5,785
Vietnam	—		1.3		1.7	1.3	—	29,856
	65.8		66.4		70.6	73.4	72.1	1,654,828

Latin America
Argentina	—	[2]	.3		.6	.5	.4	10,855
Brazil	4.9		5.9		6.4	5.7	7.7	127,352
Chile	1.1		1.1		.7	.1	1.0	2,946
Colombia	—		—		—	—	.4	—
Mexico	3.7		2.2		2.1	1.2	2.6	28,252
Peru	1.3		1.2		1.3	1.1	.4	23,790
	11.0		10.7		11.1	8.6	12.5	193,195

Eastern Europe and Middle East
Czech Republic	—		—		—	—	.1	—
Greece	—		—		—	—	.4	—
Hungary	—		.2		.2	.2	.3	4,629
Kingdom of Saudi Arabia	1.3		.9		.1	.1	1.4	3,221
Oman	.1		—		—	—	—	—
Poland	—		—		—	—	1.1	—
Qatar	—		—		—	—	1.0	—
Romania	—		—		.1	.2	—	3,469
Russian Federation	5.6		6.4		5.5	5.5	3.7	124,386
Slovenia	—		—		.5	.4	—	9,006
Turkey	.6		.5		1.1	1.2	.6	27,867
United Arab Emirates	.4		.5		.5	.4	.7	8,428
	8.0		8.5		8.0	8.0	9.3	181,006

Africa
Egypt	—		—		—	—	.2	—
Federal Republic of Nigeria	—		—		—	.1	—	3,053
South Africa	6.4		4.9		4.4	3.4	5.9	77,104
	6.4		4.9		4.4	3.5	6.1	80,157

Other markets[3]
Australia	—	[2]	.2		.2	.2		3,336
Belgium	—		—		—	.1		1,235
Canada	.2		—		—	—		—
Denmark	1.2		1.5		1.5	.6		13,354
France	—	[2]	—	[2]	— [2]	.2		3,601
Italy	.2		.2		—	—		—
Netherlands	—		—	[2]	—	—		—
Norway	—		.1		.1	—		—
Portugal	—		—		—	.1		2,570
Switzerland	.4		—		—	—		—
United Kingdom	.8		.7		.4	.9		20,079
United States	2.3		3.0		1.7	1.0		23,523
	5.1		5.7		3.9	3.1		67,698
Multinational	—	[2]	—		—	—		—
Short-term securities and other assets less liabilities	3.7		3.8		2.0	3.4		77,674

Total net assets	100.0%		100.0%		100.0%	100.0%		$2,254,558

[1]	A dash indicates that the market is not included in the index. Source: MSCI.
[2]	Amount less than .1%.
[3]	Includes investments in companies incorporated in the region that have significant operations in emerging markets.

Emerging Markets Growth Fund	3

Certain private sector banks in India helped returns. HDFC Bank shares rose on increasing profits, strong loan growth and credit quality; it continues to take market share from state-run banks that have been hamstrung by nonperforming loans. Shares of ICICI Bank gained on improving earnings and hopes a new CEO can shore up its asset quality.

MercadoLibre, an e-commerce company focused on Latin America, lifted portfolio returns. Its shares climbed to record highs as the company posted strong revenue growth and gained traction in expanding its network platform for processing online and offline payments. It also raised $1.85 billion in a secondary stock sale that involved a strategic investment from U.S.-based PayPal.

In contrast, Shanghai Fosun Pharmaceutical was the largest detractor to returns. Chinese health care stocks broadly sold off as regulators took aim at high drug prices and sped up approvals for foreign firms to sell in China. Shanghai Fosun reported solid revenue growth in 2018 but the company is incurring significantly higher expenses as it expands its R&D pipeline.

Investments in Hong Kong–listed casino operators Wynn Macau and Galaxy Entertainment detracted from results. Shares of both companies fell as investors tried to gauge the impact of the slowdown in China’s economy on spending at Macau casinos. New railways and bridges have improved access to Macau and may help drive more visitors from China to the gaming hub.

The investment in IndusInd Bank also weighed on returns, hurt by exposure to some troubled loans to nonbank finance companies. The company acquired microfinance lender Bharat Financial, a deal anticipated to boost IndusInd’s presence in rural areas.

Outlook

Our investment team focuses on companies in developing countries that are growing faster than their global peers as well as those that are trading at a discount based on our projections. We particularly emphasize small- and mid-sized companies, as we believe our global network of more than 40 investment analysts and macroeconomic professionals on three continents gives us unique insights in this part of the market.

As of this writing, the pace of global growth and any resolution to the U.S.-China trade conflict remain uncertain. Portfolio managers have conducted extensive planning around some potential winners and losers in a wide range of scenarios that may result from shifts in trade and the resulting effect on the global economy.

	12 months ended 6/30/19			6 months ended 6/30/19
Percent change in key markets*	Expressed in U.S. dollars	Expressed in local currency		Expressed in U.S. dollars	Expressed in local currency

Asia-Pacific
China IMI	–7.09%	–7.34%		12.73%	12.56%
India IMI	5.11	5.90		6.43	5.23
Indonesia IMI	16.18	14.54		6.88	5.01
Korea IMI	–10.51	–7.28		2.29	5.85
Malaysia IMI	–0.77	1.51		3.40	3.40
Pakistan IMI	–37.80	–18.18		–17.67	–5.24
Philippines IMI	19.05	14.29		12.72	9.82
Taiwan IMI	0.22	2.10		10.34	11.50
Thailand IMI	19.65	10.75		18.26	11.38

Latin America
Argentina IMI	11.74	11.74	†	23.63	23.63	†
Brazil IMI	39.77	39.23		16.39	15.10
Chile IMI	–10.31	–6.47		–0.49	–2.65
Colombia IMI	–4.89	3.85		23.01	21.48
Mexico IMI	–6.46	–8.57		7.57	4.94
Peru IMI	2.39	2.44		7.97	7.94

Eastern Europe and Middle East
Czech Republic IMI	1.12	1.40		7.59	6.77
Greece IMI	6.53	9.22		43.17	43.71
Hungary IMI	11.82	12.43		1.55	2.56
Poland IMI	10.17	9.73		3.78	3.02
Qatar IMI	18.70	18.71		–1.14	–1.14
Russia IMI	25.96	26.61		30.70	20.43
Saudi Arabia IMI	9.87	9.87		15.34	15.30
Turkey IMI	–18.24	3.22		–0.09	8.63
United Arab Emirates IMI	0.58	0.58		4.32	4.32

Africa
Egypt IMI	–2.60	–9.10		20.59	12.35
South Africa IMI	–1.24	1.61		10.43	8.25

MSCI Emerging Markets IMI	0.47%			10.14%
Emerging Markets Growth Fund	4.71%			14.33%

*	The market indices, compiled by MSCI, reflect dividends net of withholding taxes. Source: MSCI. The indices are unmanaged and, therefore, have no expenses. Investors cannot invest directly in the indices.
†	During the reporting period, all securities in the Argentina IMI were American Depositary Receipts (ADRs) denominated in U.S. dollars.

4	Emerging Markets Growth Fund

While markets are likely to experience some volatility in the months ahead, we are identifying companies that are more closely tied to longer term secular growth trends in developing countries and those less affected by near-term trade tensions and risks to global growth.

In this environment, we are interested in businesses with stronger balance sheets and company-specific catalysts that can potentially drive future revenue and earnings growth regardless of macro uncertainty. Specific investment areas include growth of mobile services on internet-connected devices, widening demand for specialty semiconductors and an expanding Asian consumer class.

By sector, more than 28% of the fund’s net assets are invested in financials. Managers are focused on insurance providers targeting high-net-worth individuals in China and banks that can potentially benefit from specific regional factors, mostly in India, Russia and Southeast Asia. Holdings in consumer discretionary companies — including businesses involved in gaming, travel and online services — make up close to 16% of the portfolio.

Several large Chinese property developers are among the fund’s top holdings. Managers believe these companies have strong balance sheets and can readily access credit to fund new projects. They also trade at reasonable valuations based on our earnings growth projections. China has been loosening monetary policy and relaxing rules in the real estate market as part of a broader plan to sustain growth, and we believe these companies should benefit from these moves.

We also are looking closely at opportunities in Southeast Asia. Many global manufacturers are seeking to diversify capacity out of China, which could boost already solid domestic growth rates in several Southeast Asian countries.

We thank you for the trust you have placed in us and for your continued investment in the fund, and look forward to reporting to you again in six months.

Cordially,

Victor D. Kohn

President

August 19, 2019

About the fund and its adviser

Emerging Markets Growth Fund was organized in 1986 by the International Finance Corporation (IFC), an affiliate of the World Bank, as a vehicle for investing in the securities of companies based in developing countries. The premise behind the formation of the fund was that rapid growth in these countries could create very attractive investment opportunities. It also was felt that the availability of equity capital would stimulate the development of capital markets and encourage countries to liberalize their investment regulations.

Capital International, Inc., the fund’s investment adviser, is part of The Capital Group Companies,SM Inc., one of the world’s most experienced investment advisory organizations, with roots dating back to 1931. The fund has been managed by Capital International or an affiliate since 1986. Capital Group employs a research-driven approach to investing and has a global investment research network spanning three continents. This network of analysts and portfolio managers travels the world, scrutinizing thousands of companies and keeping a close watch on industry trends and government actions.

Capital Group has devoted substantial resources to the task of evaluating and managing investments in developing countries. It is an intensive effort that combines company and industry analysis with broader political and macroeconomic views. We believe that our extensive worldwide research capabilities and integrated global investment process continue to provide Emerging Markets Growth Fund with a competitive edge.

Emerging Markets Growth Fund	5

The value of a long-term investment

How a $10,000 investment has grown (for the period December 31, 1987, to June 30, 2019, with distributions reinvested)

This chart shows how a $10,000 investment in Emerging Markets Growth Fund (EMGF) grew from December 31, 1987 — the inception of the MSCI Emerging Markets IMI — through June 30, 2019, the end of the fund’s latest fiscal year.

Total returns
(with all distributions reinvested for periods ended June 30, 2019)	Cumulative total returns	Average annual total returns

1 year	4.71%	4.71%
5 years	15.52	2.93
10 years	61.77	4.93

Results are for past periods and are not predictive of results for future periods. The results shown are before taxes on fund distributions and sale of fund shares. Current and future results may be lower or higher than those shown. Share prices and returns will vary, so investors may lose money. Investing for short periods makes losses more likely. For current information and month-end results, please call (800) 421-4989.

*	Returns for the MSCI Emerging Markets Index were calculated using the MSCI Emerging Markets Index with gross dividends from December 31, 1987, to December 31, 2000, and with net dividends from January 1, 2001, to November 30, 2007, and using the MSCI EM IMI with net dividends thereafter. The indices are unmanaged and, therefore, have no expenses. Investors cannot invest directly in an index. Source: MSCI.
†	For the period December 31, 1987 (inception of the MSCI Emerging Markets Index), through June 30, 1988. EMGF began operations on May 30, 1986.

6	Emerging Markets Growth Fund

Investment portfolio June 30, 2019

Industry sector diversification	Percent of net assets

Common stocks 95.08%	Shares	Value (000)
Asia-Pacific 73.27%
China 32.12%
Alibaba Group Holding Ltd. (ADR)[1]	178,721	$30,284
BOC Aviation Ltd.	722,600	6,068
Cansino Biologics Inc., Class H1	867,400	3,698
China Gas Holdings Ltd.	1,743,400	6,483
China Merchants Bank Co., Ltd., Class H	5,584,000	27,842
China Oilfield Services Ltd., Class H	10,043,339	9,938
China Overseas Land & Investment Ltd.	17,129,950	63,154
China Overseas Property Holdings Ltd.	4,281,000	2,230
China Resources Land Ltd.	10,284,787	45,291
China Tower Corp. Ltd., Class H	37,280,000	9,783
CNOOC Ltd. (ADR)	19,400	3,305
Ctrip.com International, Ltd. (ADR)[1]	1,886,317	69,624
ENN Energy Holdings Ltd.	388,800	3,783
Gree Electric Appliances, Inc. of Zhuhai, Class A	904,556	7,244
Hangzhou Tigermed Consulting Co., Ltd., Class A1	2,537,863	28,489
Huazhu Group Ltd. (ADR)	1,295,800	46,973
Hutchison China MediTech Ltd.	28,180	129
Hutchison China MediTech Ltd. (ADR)[1]	1,101,967	24,243
HUYA, Inc. (ADR)[1]	472,000	11,663
IMAX China Holding, Inc.	1,680,929	4,119
Jiangsu Hengrui Medicine Co., Ltd., Class A	6,707,406	64,454
Kweichow Moutai Co., Ltd., Class A	80,058	11,470
Longfor Group Holdings Ltd.	14,496,113	54,650
Midea Group Co., Ltd., Class A	857,316	6,473
Noah Holdings Ltd., Class A (ADR)[1]	710,709	30,241
Ping An Insurance (Group) Co. of China, Ltd., Class H	3,832,700	46,022
Shanghai Fosun Pharmaceutical (Group) Co., Ltd. Class H	7,075,594	21,421
Shanghai Pharmaceutical (Group) Co., Ltd., Class H	1,940,423	3,815
Sun Art Retail Group Ltd.	1,863,000	1,765
Tencent Holdings Ltd.	1,693,300	76,431
Yunnan Energy New Material Co., Ltd., Class A	439,749	2,993
		724,078

Hong Kong 9.25%
AIA Group Ltd.	7,748,000	83,562
BeiGene, Ltd. (ADR)[1]	320,200	39,689
Galaxy Entertainment Group Ltd.	7,015,000	47,280
Hong Kong Exchanges and Clearing Ltd.	469,700	16,583
Jardine Matheson Holdings Ltd.	19,700	1,242
MicroPort Scientific Corp.	1,958,000	1,454
NagaCorp Ltd.	1,660,000	2,042
Wynn Macau, Ltd.	7,479,429	16,756
		208,608

Emerging Markets Growth Fund	7

Common stocks (continued)	Shares	Value (000)
Asia-Pacific (continued)
India 10.78%
Axis Bank Ltd.[1]	95,792	$1,122
Bharti Airtel Ltd.	4,323,742	21,713
City Union Bank Ltd.	2,273,376	7,181
Colgate-Palmolive Ltd.	143,916	2,351
Godrej Consumer Products Ltd.	266,758	2,563
HDFC Bank Ltd.	937,472	33,189
HDFC Bank Ltd. (ADR)	172,900	22,484
Housing Development Finance Corp. Ltd.	758,723	24,095
ICICI Bank Ltd.	2,506,601	15,872
ICICI Bank Ltd. (ADR)	1,817,470	22,882
IndusInd Bank Ltd.	930,745	19,019
Info Edge (India) Ltd.	289,350	9,420
ITC Ltd.	631,861	2,507
Kotak Mahindra Bank Ltd.	947,178	20,268
Maruti Suzuki India Ltd.	85,154	8,061
Nestlé India Ltd.	14,844	2,562
TeamLease Services Ltd.	384,017	16,388
United Spirits Ltd.[1]	1,128,661	9,564
Varun Beverages Ltd.	137,932	1,892
		243,133

Indonesia 6.70%
Astra International Tbk PT	52,832,600	27,861
Bank Central Asia Tbk PT	14,202,500	30,134
Bank Mandiri (Persero) Tbk PT, Series B	18,293,708	10,392
Bank Rakyat Indonesia (Persero) Tbk PT	50,856,000	15,695
Elang Mahkota Teknologi Tbk PT	44,370,000	24,183
Indocement Tunggal Prakarsa Tbk PT	1,231,100	1,743
Matahari Department Store Tbk PT	22,043,700	5,383
PT Bank Tabungan Pensiunan Nasional Syariah Tbk[1]	76,979,200	18,799
PT Surya Citra Media Tbk	98,449,600	11,219
Semen Indonesia (Persero) Tbk PT	6,903,500	5,656
		151,065

Philippines 2.21%
Ayala Corp.	599,340	10,458
Bloomberry Resorts Corp.	87,473,900	19,292
International Container Terminal Services, Inc.	7,010,776	20,033
		49,783

Singapore 0.68%
Yoma Strategic Holdings Ltd.	53,677,805	15,274

South Korea 4.78%
Hugel, Inc.[1]	24,093	8,756
Hyundai Motor Co.	65,296	7,917
NAVER Corp.	34,970	3,453
Samsung Electronics Co., Ltd.	1,816,690	73,948
Samsung Electronics Co., Ltd. (GDR)[2]	12,721	12,937
SK hynix, Inc.	13,159	792
		107,803

Taiwan 5.17%
CTCI Corp.	527,100	785
Delta Electronics, Inc.	518,521	2,629
Gourmet Master Co. Ltd.[1]	344,000	1,922
MediaTek Inc.	2,427,042	24,536
Taiwan Semiconductor Manufacturing Co., Ltd.	10,747,094	82,698
Vanguard International Semiconductor Corp.	1,855,000	3,894
		116,464

Thailand 0.26%
TISCO Financial Group PCL, foreign registered	1,897,500	5,785

8	Emerging Markets Growth Fund

	Shares	Value (000)
Vietnam 1.32%
Masan Group Corp.[1]	3,918,770	$13,957
Vinhomes JSC[1]	4,672,475	15,899
		29,856

Total Asia-Pacific		1,651,849

Eastern Europe and Middle East 8.03%
Hungary 0.21%
Wizz Air Holdings PLC[1]	106,929	4,629

Kingdom of Saudi Arabia 0.14%
Al Rajhi Banking and Investment Corp., non-registered shares	173,562	3,221

Romania 0.15%
OMV Petrom SA	36,484,776	3,469

Russian Federation 5.52%
Aeroflot - Russian Airlines PJSC	598,000	962
Alrosa PJSC	12,838,882	17,469
Baring Vostok Capital Fund IV Supplemental Fund, LP1,3,4,5,6,7	42,979,418	14,948
Baring Vostok Private Equity Fund IV, LP1,3,4,5,6,7	23,522,779	9,593
Detsky Mir PJSC	1,317,840	1,788
Moscow Exchange MICEX-RTS PJSC	2,555,209	3,643
New Century Capital Partners, LP1,3,4,5,7	5,247,900	339
Rosneft Oil Co. PJSC (GDR)	1,351,500	8,852
Sberbank of Russia PJSC	2,419,579	9,128
Sberbank of Russia PJSC (ADR)	2,305,200	35,454
TCS Group Holding PLC (GDR)[2]	89,723	1,759
TCS Group Holding PLC (GDR)	149,003	2,920
Yandex NV, Class A1	461,335	17,531
		124,386

Slovenia 0.40%
Nova Ljubljanska banka dd (GDR)	682,794	9,006

Turkey 1.24%
Akbank TAS[1]	23,730,163	27,867
Aktas Elektrik Ticaret AS1,3,4	4,273	—	[8]
		27,867

United Arab Emirates 0.37%
DP World PLC	286,297	4,552
First Abu Dhabi Bank PJSC, non-registered shares	957,925	3,876
		8,428

Total Eastern Europe and Middle East		181,006

Latin America 7.23%
Argentina 0.48%
Loma Negra Compania Industrial Argentina SA (ADR)[1]	927,779	10,855

Brazil 4.31%
BR Malls Participacoes SA, ordinary nominative	277,800	1,037
CCR SA, ordinary nominative	5,322,589	18,934
Centro de Imagem Diagnosticos SA	2,395,348	8,995
Cyrela Brazil Realty SA, ordinary nominative	1,904,372	10,316
ENGIE Brasil Energia SA, ordinary nominative (ADR)	6	—	[8]
Estre Ambiental Inc.[2,3]	739,920	615
Gerdau SA (ADR)	923,500	3,592
Hypera SA, ordinary nominative	2,641,017	20,626
Lojas Americanas SA, ordinary nominative	1,320,377	4,532
Nexa Resources SA	766,900	7,355
OdontoPrev SA, ordinary nominative	850,700	4,045
Omega Geracao SA1	813,500	5,063

Emerging Markets Growth Fund	9

Common stocks (continued)	Shares	Value (000)
Latin America (continued)
Brazil(continued)
Petróleo Brasileiro SA (Petrobras), ordinary nominative (ADR)	246,500	$3,838
Vale SA, ordinary nominative	406,127	5,481
Vale SA, ordinary nominative (ADR)	198,623	2,670
		97,099

Chile 0.13%
Enel Américas SA	385,191	68
Enel Américas SA (ADR)	324,275	2,876
		2,944

Mexico 1.25%
América Móvil, SAB de CV, Series L (ADR)	1,707,046	24,855
Fomento Económico Mexicano, SAB de CV	350,600	3,397
		28,252

Peru 1.06%
Credicorp Ltd.	103,928	23,790

Total Latin America		162,940

Africa 3.55%
Federal Republic of Nigeria 0.13%
Guaranty Trust Bank PLC	33,454,673	3,053

South Africa 3.42%
AngloGold Ashanti Ltd.	177,884	3,208
Dis-Chem Pharmacies Ltd.	3,362,906	6,031
Discovery Ltd.	1,695,897	17,954
JSE Ltd.	1,462,835	14,540
Mr Price Group Ltd.	114,359	1,612
Naspers Ltd., Class N	76,355	18,537
Shoprite Holdings Ltd.	1,167,795	13,072
Telkom SA SOC Ltd.[1]	328,519	2,150
		77,104

Total Africa		80,157

Other markets 3.00%
Australia 0.15%
Oil Search Ltd.	672,048	3,336

Belgium 0.05%
Anheuser-Busch InBev SA/NV	13,957	1,235

Denmark 0.59%
Carlsberg A/S, Class B	100,737	13,354

France 0.16%
Edenred SA	70,590	3,601

Portugal 0.12%
Galp Energia, SGPS, SA, Class B	167,130	2,570

United Kingdom 0.89%
Airtel Africa PLC[1,9]	10,346,700	8,909
British American Tobacco PLC	117,700	4,109
PZ Cussons PLC	1,258,120	3,419
Sedibelo Platinum Mines Ltd.[1,3,4]	17,665,800	3,642
		20,079

10	Emerging Markets Growth Fund

	Shares		Value (000)
United States 1.04%
Capital International Private Equity Fund IV, LP1,3,4,5,6,7,10		50,842,740	$107
MercadoLibre, Inc.[1]		33,458	20,469
Samsonite International SA		1,284,765	2,947
			23,523

Total Other markets			67,698

Total common stocks (cost: $1,616,391,000)			2,143,650

Preferred securities 1.34%
Latin America 1.34%
Brazil 1.34%
Azul SA, preference shares (ADR)[1]		48,100	1,608
Cia. Energética de Minas Gerais - CEMIG, preferred nominative		800,590	3,096
GOL Linhas Aéreas Inteligentes SA, preferred nominative[1]		79,000	671
GOL Linhas Aéreas Inteligentes SA, preferred nominative (ADR)		714,800	12,066
Lojas Americanas SA, preferred nominative		722,600	3,099
Petróleo Brasileiro SA (Petrobras), preferred nominative		1,008,100	7,196
Petróleo Brasileiro SA (Petrobras), preferred nominative (ADR)		177,220	2,517
			30,253

Total preferred securities (cost: $21,695,000)			30,253

Rights & warrants 0.14%
Asia-Pacific 0.14%
China 0.14%
Fujian Kuncai Material Technology Co., Ltd., Class A, warrants, expire 2021[3]		1,392,732	2,979

Latin America 0.00%
Chile 0.00%
Enel Américas SA, rights, expire 2019		125,573	2

Total rights & warrants (cost: $3,069,000)			2,981

Convertible bonds 0.00%	Principal amount (000)
Asia-Pacific 0.00%
China 0.00%
Fu Ji Food and Catering Services Holdings Ltd., convertible notes, 0% 2020[3,4,11]	CNY	97,700	—	[8]

Total convertible bonds (cost: $0)			—	[8]

Short-term securities 2.93%	Shares
Money market investments 2.93%
Capital Group Central Cash Fund		661,408	66,134

Total short-term securities (cost: $66,137,000)			66,134

Total investment securities 99.49% (cost: $1,707,292,000)			2,243,018
Other assets less liabilities 0.51%			11,540
Net assets 100.00%			2,254,558

Emerging Markets Growth Fund	11

Investments in affiliates

A company is an affiliate of the fund under the Investment Company Act of 1940 if the fund’s holdings represent 5% or more of the outstanding voting shares of that company. In addition, Capital International Private Equity Fund IV, LP is considered an affiliate since this issuer has the same investment adviser as the fund. Further details on these holdings and related transactions during the year ended June 30, 2019, appear below.

	Beginning shares	Additions	Reductions	Ending shares	Net realized loss (000)	Net unrealized appreciation (depreciation) (000)	Dividend income (000)	Value of affiliates at 6/30/2019 (000)
Common stocks 0.00%
Other markets 0.00%
Netherlands 0.00%
International Hospital Corp. Holding NV, Class A1,12	609,873	—	609,873	—	$(7,281)	$7,608	$—	$—
United States 0.00%
Capital International Private Equity Fund IV, LP1,3,4,5,6,7	50,842,740	—	—	50,842,740	—	(81)	—	107
								107
Convertible stocks 0.00%
Other markets 0.00%
Netherlands 0.00%
International Hospital Corp. Holding NV, Series B, cumulative convertible preferred[1,12]	622,354	—	622,354	—	(2,759)	3,093	—	—
Total 0.00%					$(10,040)	$10,620	$—	$107

[1]	Security did not produce income during the last 12 months.
[2]	Acquired in a transaction exempt from registration under Rule 144A of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities was $15,311,000, which represented .68% of the net assets of the fund.
[3]	Valued under fair value procedures adopted by authority of the board of directors. The total value of all such securities was $32,223,000, which represented 1.43% of the net assets of the fund.
[4]	Value determined using significant unobservable inputs.
[5]	Cost and market value do not include prior distributions to the fund from income or proceeds realized from securities held by the private equity fund. Therefore, the cost and market value may not be indicative of the private equity fund’s performance. For private equity funds structured as limited partnerships, shares are not applicable and therefore the fund’s interest in the partnership is reported.
[6]	Excludes an unfunded capital commitment representing an agreement which obligates the fund to meet capital calls in the future. Capital calls can only be made if and when certain requirements have been fulfilled; thus, the timing and the amount of such capital calls cannot readily be determined.
[7]	Acquired through a private placement transaction exempt from registration under the Securities Act of 1933. May be subject to legal or contractual restrictions on resale. Further details on these holdings appear below.
[8]	Amount less than one thousand.
[9]	Security has been authorized but has not yet been issued.
[10]	Represents an affiliated company as defined under the Investment Company Act of 1940. Capital International Private Equity Fund IV, LP is also considered an affiliate since this issuer has the same investment adviser as the fund.
[11]	Scheduled interest and/or principal payment was not received.
[12]	Unaffiliated issuer at 6/30/2019.

Private placement securities	Acquisition date(s)	Cost (000)	Value (000)	Percent of net assets
Baring Vostok Capital Fund IV Supplemental Fund, LP	10/8/2007-1/8/2019	$35,988	$14,948	.66%
Baring Vostok Private Equity Fund IV, LP	4/25/2007-6/27/2019	17,760	9,593	.43
New Century Capital Partners, LP	12/7/1995	—	339	.02
Capital International Private Equity Fund IV, LP	3/29/2005	7,098	107	.00
Total private placement securities		60,846	24,987	1.11%

Key to abbreviations

ADR = American Depositary Receipts

CNY = Chinese yuan renminbi

GDR = Global Depositary Receipts

See notes to financial statements.

12	Emerging Markets Growth Fund

Financial statements

Statement of assets and liabilities
at June 30, 2019	(dollars in thousands)

Assets:
Investment securities, at value:
Unaffiliated issuers (cost: $1,700,194)	$2,242,911
Affiliated issuers (cost: $7,098)	107	$2,243,018
Cash		1,610
Cash denominated in currencies other than U.S. dollars (cost: $23,990)		24,088
Receivables for:
Sales of investments	5,197
Sales of fund’s shares	30
Dividends	12,821
Other	10	18,058
		2,286,774
Liabilities:
Payables for:
Purchases of investments	26,843
Repurchases of fund’s shares	516
Investment advisory services	1,365
Services provided by related parties	2
Directors’ deferred compensation	1,623
Non-U.S. taxes	1,518
Other	349	32,216
Net assets at June 30, 2019		$2,254,558

Net assets consist of:
Capital paid in on shares of capital stock		$1,654,379
Total distributable earnings		600,179
Net assets at June 30, 2019		$2,254,558

(dollars and shares in thousands, except per-share amounts)

Total authorized capital stock — 2,000,000 shares, $.01 par value (280,250 total shares outstanding)

	Net assets	Shares outstanding	Net asset value per share
Class M	$2,205,593	274,157	$8.06
Class F-3	44,247	5,506	8.05
Class R-6	4,718	587	8.05

See notes to financial statements.

Emerging Markets Growth Fund	13

Statement of operations
for the year ended June 30, 2019	(dollars in thousands)

Investment income:
Income:
Dividends (net of non-U.S. taxes of $4,307)	$44,533
Interest (net of non-U.S. taxes of $108)	2,429	$46,962
Fees and expenses*:
Investment advisory services	17,009
Transfer agent services	5
Administrative services	10
Reports to shareholders	16
Registration statement and prospectus	76
Directors’ compensation	35
Auditing and legal	368
Custodian	1,148
State and local taxes	— †
Other	182	18,849
Net investment income		28,113

Net realized gain and unrealized depreciation:
Net realized gain (loss) on:
Investments (net of non-U.S. tax of $1,643):
Unaffiliated issuers	110,984
Affiliated issuers	(10,040)
Forward currency contracts	(2,510)
Currency transactions	(585)	97,849
Net unrealized (depreciation) appreciation on:
Investments (net of non-U.S. taxes of $401):
Unaffiliated issuers	(46,627)
Affiliated issuers	10,620
Currency translations	1,936	(34,071)
Net realized gain and unrealized depreciation		63,778

Net increase in net assets resulting from operations		$91,891

*	Additional information related to class-specific fees and expenses is included in the notes to financial statements.
†	Amount less than one thousand.

See notes to financial statements.

14	Emerging Markets Growth Fund

Statements of changes in net assets
(dollars in thousands)

	Year ended June 30
	2019	2018
Operations:
Net investment income	$28,113	$28,269
Net realized gain	97,849	289,278
Net unrealized depreciation	(34,071)	(98,347)
Net increase in net assets resulting from operations	91,891	219,200

Distributions paid to shareholders	(47,816)	(30,240)

Net capital share transactions	(282,868)	(240,936)

Total decrease in net assets	(238,793)	(51,976)

Net assets:
Beginning of year	2,493,351	2,545,327
End of year	$2,254,558	$2,493,351

See notes to financial statements.

Emerging Markets Growth Fund	15

Notes to financial statements

1. Organization

Emerging Markets Growth Fund, Inc. (the “fund”) is registered under the Investment Company Act of 1940 as an open-end, diversified management investment company. The fund seeks long-term growth of capital and invests primarily in common stock and other equity securities of issuers in developing countries.

The fund has three share classes consisting of two retail share classes (Classes M and F-3), and one retirement plan share class (Class R-6). The retirement plan share class is generally offered only through eligible employer-sponsored retirement plans. The fund’s share classes are described further in the following table:

Share class	Initial sales charge	Contingent deferred sales charge upon redemption	Conversion feature
Classes M* and F-3	None	None	None
Class R-6	None	None	None
*	Class M shares of the fund are not available for purchase.

Holders of all share classes have equal pro rata rights to the assets, dividends and liquidation proceeds of the fund. Each share class has identical voting rights, except for the exclusive right to vote on matters affecting only its class. Share classes have different fees and expenses (“class-specific fees and expenses”), primarily due to different arrangements for distribution, transfer agent and administrative services. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different per-share dividends by each share class.

2. Significant accounting policies

The fund is an investment company that applies the accounting and reporting guidance issued in Topic 946 by the U.S. Financial Accounting Standards Board. The fund’s financial statements have been prepared to comply with U.S. generally accepted accounting principles (“U.S. GAAP”). These principles require the fund’s investment adviser to make estimates and assumptions that affect reported amounts and disclosures. Actual results could differ from those estimates. Subsequent events, if any, have been evaluated through the date of issuance in the preparation of the financial statements. The fund follows the significant accounting policies described in this section, as well as the valuation policies described in the next section on valuation.

Security transactions and related investment income — Security transactions are recorded by the fund as of the date the trades are executed with brokers. Realized gains and losses from security transactions are determined based on the specific identified cost of the securities. In the event a security is purchased with a delayed payment date, the fund will segregate liquid assets sufficient to meet its payment obligations. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis. Market discounts, premiums and original issue discounts on fixed-income securities are amortized daily over the expected life of the security.

Class allocations — Income, fees and expenses (other than class-specific fees and expenses) and realized and unrealized gains and losses are allocated daily among the various share classes based on their relative net assets. Class-specific fees and expenses, such as distribution, transfer agent and administrative services, are charged directly to the respective share class.

Distributions paid to shareholders — Income dividends and capital gain distributions are recorded on the ex-dividend date.

Currency translation — Assets and liabilities, including investment securities, denominated in currencies other than U.S. dollars are translated into U.S. dollars at the exchange rates supplied by one or more pricing vendors on the valuation date. Purchases and sales of investment securities and income and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions. The effects of changes in exchange rates on investment securities are included with the net realized gain or loss and net unrealized appreciation or depreciation on investments in the fund’s statement of operations. The realized gain or loss and unrealized appreciation or depreciation resulting from all other transactions denominated in currencies other than U.S. dollars are disclosed separately.

Shares redeemed — The fund normally redeems shares in cash; however, under certain conditions and circumstances, payment of the redemption price wholly or partly with portfolio securities or other fund assets may be permitted. A redemption of shares in-kind is based upon the closing value of the shares being redeemed as of the trade date. Realized gains/losses resulting from redemptions of shares in-kind are reflected separately in the statement of operations.

16	Emerging Markets Growth Fund

3. Valuation

Capital International, Inc. (“CIInc”), the fund’s investment adviser, values the fund’s investments at fair value as defined by U.S. GAAP. The net asset value of each share class of the fund is generally determined as of approximately 4:00 p.m. New York time each day the New York Stock Exchange is open.

Methods and inputs — The fund’s investment adviser uses the following methods and inputs to establish the fair value of the fund’s assets and liabilities. Use of particular methods and inputs may vary over time based on availability and relevance as market and economic conditions evolve.

Equity securities are generally valued at the official closing price of, or the last reported sale price on, the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Prices for each security are taken from the principal exchange or market on which the security trades.

Fixed-income securities, including short-term securities, are generally valued at prices obtained from one or more pricing vendors. Vendors value such securities based on one or more of the inputs described in the following table. The table provides examples of inputs that are commonly relevant for valuing particular classes of fixed-income securities in which the fund is authorized to invest. However, these classifications are not exclusive, and any of the inputs may be used to value any other class of fixed-income security.

Fixed-income class	Examples of standard inputs
All	Benchmark yields, transactions, bids, offers, quotations from dealers and trading systems, new issues, spreads and other relationships observed in the markets among comparable securities; and proprietary pricing models such as yield measures calculated using factors such as cash flows, financial or collateral performance and other reference data (collectively referred to as “standard inputs”)
Corporate bonds & notes; convertible securities	Standard inputs and underlying equity of the issuer
Bonds & notes of governments & government agencies	Standard inputs and interest rate volatilities

When the fund’s investment adviser deems it appropriate to do so (such as when vendor prices are unavailable or deemed to be not representative), fixed-income securities will be valued in good faith at the mean quoted bid and ask prices that are reasonably and timely available (or bid prices, if ask prices are not available) or at prices for securities of comparable maturity, quality and type.

Securities with both fixed-income and equity characteristics, or equity securities traded principally among fixed-income dealers, are generally valued in the manner described for either equity or fixed-income securities, depending on which method is deemed most appropriate by the fund’s investment adviser. The Capital Group Central Cash Fund (“CCF”) is valued based upon a floating net asset value, which fluctuates with changes in the value of CCF’s portfolio securities. The underlying securities are valued based on the policies and procedures in CCF’s statement of additional information. Forward currency contracts are valued at the mean of representative quoted bid and ask prices, generally based on prices supplied by one or more pricing vendors.

Securities and other assets for which representative market quotations are not readily available or are considered unreliable by the fund’s investment adviser are fair valued as determined in good faith under fair valuation guidelines adopted by authority of the fund’s board of directors as further described. The investment adviser follows fair valuation guidelines, consistent with U.S. Securities and Exchange Commission rules and guidance, to consider relevant principles and factors when making fair value determinations. The investment adviser considers relevant indications of value that are reasonably and timely available to it in determining the fair value to be assigned to a particular security, such as the type and cost of the security; contractual or legal restrictions on resale of the security; relevant financial or business developments of the issuer; actively traded similar or related securities; conversion or exchange rights on the security; related corporate actions; significant events occurring after the close of trading in the security; and changes in overall market conditions. In addition, the closing prices of equity securities that trade in markets outside U.S. time zones may be adjusted to reflect significant events that occur after the close of local trading but before the net asset value of each share class of the fund is determined. Fair valuations and valuations of investments that are not actively trading involve judgment and may differ materially from valuations that would have been used had greater market activity occurred.

Processes and structure — The fund’s board of directors has delegated authority to the fund’s investment adviser to make fair value determinations, subject to board oversight. The investment adviser has established a Joint Fair Valuation Committee (the “Fair Valuation Committee”) to administer, implement and oversee the fair valuation process, and to make fair value decisions. The Fair Valuation Committee regularly reviews its own fair value decisions, as well as decisions made under its standing instructions to the investment

Emerging Markets Growth Fund	17

adviser’s valuation teams. The Fair Valuation Committee reviews changes in fair value measurements from period to period and may, as deemed appropriate, update the fair valuation guidelines to better reflect the results of back testing and address new or evolving issues. The Fair Valuation Committee reports any changes to the fair valuation guidelines to the board of directors. The fund’s board and audit committee also regularly review reports that describe fair value determinations and methods.

The fund’s investment adviser has also established a Fixed-Income Pricing Review Group to administer and oversee the fixed-income valuation process, including the use of fixed-income pricing vendors. This group regularly reviews pricing vendor information and market data. Pricing decisions, processes and controls over security valuation are also subject to additional internal reviews, including an annual control self-evaluation program facilitated by the investment adviser’s compliance group.

Classifications — The fund’s investment adviser classifies the fund’s assets and liabilities into three levels based on the inputs used to value the assets or liabilities. Level 1 values are based on quoted prices in active markets for identical securities. Level 2 values are based on significant observable market inputs, such as quoted prices for similar securities and quoted prices in inactive markets. Certain securities trading outside the U.S. may transfer between Level 1 and Level 2 due to valuation adjustments resulting from significant market movements following the close of local trading. Level 3 values are based on significant unobservable inputs that reflect the investment adviser’s determination of assumptions that market participants might reasonably use in valuing the securities. The valuation levels are not necessarily an indication of the risk or liquidity associated with the underlying investment. For example, U.S. government securities are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market. The following table presents the fund’s valuation levels as of June 30, 2019 (dollars in thousands):

	Investment securities
	Level 1	Level 2	Level 3		Total
Assets:
Common stocks:
Asia-Pacific	$1,651,849	$—	$—		$1,651,849
Eastern Europe and Middle East	157,361	—	24,880		182,241
Latin America	162,325	615	—		162,940
Africa	80,157	—	—		80,157
Other markets	62,714	—	3,749		66,463
Preferred securities	30,253	—	—		30,253
Rights & warrants	2	2,979	—		2,981
Convertible bonds	—	—	—	[1]	—	[1]
Short-term securities	66,134	—	—		66,134
Total	$2,210,795	$3,594	$28,629		$2,243,018

[1]	Amount less than one thousand.

The following table reconciles the valuation of the fund’s Level 3 investment securities and related transactions for the year ended June 30, 2019 (dollars in thousands):

	Beginning value at 1/1/2019	Transfers into Level 3[2]	Purchases	Sales	Net realized loss[3]	Unrealized depreciation[3]	Transfers out of Level 3[2]	Ending value at 6/30/2019
Private equity funds	$32,620	$—	$4,888	$—	$—	$(12,521)	$—	$24,987
Other securities	12,348	13,782	1,252	(1,474)	(10,040)	(2,948)	(9,278)	3,642
Total	$44,968	$13,782	$6,140	$(1,474)	$(10,040)	$(15,469)	$(9,278)	$28,629
Net unrealized depreciation during the period on Level 3 investment securities held at June 30, 2019								$(9,712)

[2]	Transfers into or out of Level 3 are based on the beginning market value of the quarter in which they occurred.
[3]	Net realized loss and unrealized depreciation are included in the related amounts on investments in the statement of operations.

Unobservable inputs — Valuation of the fund’s Level 3 securities is based on significant unobservable inputs that reflect the investment adviser’s determination of assumptions that market participants might reasonably use in valuing the securities. The fund owns an interest in multiple private equity funds, which are considered alternative investments and are classified as Level 3 investment securities. The private equity funds are fair valued using the net asset value based on the fund’s financial statements adjusted for known company or market events, updated market pricing for underlying securities, and/or fund transactions (i.e., drawdowns and distributions) and may include other unobservable inputs.

18	Emerging Markets Growth Fund

The other unobservable inputs used in the fair value measurements of the fund’s private equity investments are directional adjustments based on relevant market data (such as significant movement of a country-specific exchange-traded fund or index after the financial statement date of the private equity fund). Significant increases (decreases) of these inputs could result in significantly higher (lower) fair valuation. There were no other unobservable inputs as of June 30, 2019.

The following table provides additional information used by the fund’s investment adviser to fair value the fund’s Level 3 securities (dollars in thousands):

	Investment strategy	Fair Value	Unfunded commitment*	Remaining life†	Redemption terms	Unobservable input	Range
Private equity funds	Primarily private sector equity investments (i.e., expansion capital, buyouts) in emerging markets	$24,987	$2,310	≤ 0 to 2 years	Redemptions are not permitted. These funds distribute proceeds from the liquidation of underlying assets of the funds.	Market index adjustment	0 to 15%

*	Unfunded capital commitments represent agreements which obligate the fund to meet capital calls in the future. Payment would be made when a capital call is requested. Capital calls can only be made if and when certain requirements have been fulfilled; thus, the timing of such capital calls cannot readily be determined.
†	Represents the remaining life of the fund term or the estimated period of liquidation.

4. Risk factors

Investing in the fund may involve certain risks including, but not limited to, those described below.

Market conditions — The prices of, and the income generated by, the common stocks and other securities held by the fund may decline –sometimes rapidly or unpredictably – due to various factors, including events or conditions affecting the general economy or particular industries; overall market changes; local, regional or global political, social or economic instability; governmental, governmental agency or central bank responses to economic conditions; and currency exchange rate, interest rate and commodity price fluctuations.

Issuer risks — The prices of, and the income generated by, securities held by the fund may decline in response to various factors directly related to the issuers of such securities, including reduced demand for an issuer’s goods or services, poor management performance, major litigation related to the issuer, changes in government regulations affecting the issuer or its competitive environment and strategic initiatives such as mergers, acquisitions or dispositions and the market response to any such initiatives.

Investing in growth-oriented stocks — Growth-oriented common stocks and other equity-type securities (such as preferred stocks, convertible preferred stocks and convertible bonds) may involve larger price swings and greater potential for loss than other types of investments. These risks may be even greater in the case of smaller capitalization stocks.

Investing outside the U.S. — Securities of issuers domiciled outside the U.S., or with significant operations or revenues outside the U.S., may lose value because of adverse political, social, economic or market developments (including social instability, regional conflicts, terrorism and war) in the countries or regions in which the issuers operate or generate revenue. These securities may also lose value due to changes in foreign currency exchange rates against the U.S. dollar and/or currencies of other countries. Issuers of these securities may be more susceptible to actions of foreign governments, such as nationalization, currency blockage or the imposition of price controls or punitive taxes, each of which could adversely impact the value of these securities. Securities markets in certain countries may be more volatile and/or less liquid than those in the U.S. Investments outside the U.S. may also be subject to different accounting practices and different regulatory, legal and reporting standards and practices, and may be more difficult to value, than those in the U.S. In addition, the value of investments outside the U.S. may be reduced by foreign taxes, including foreign withholding taxes on interest and dividends. Further, there may be increased risks of delayed settlement of securities purchased or sold by the fund. The risks of investing outside the U.S. may be heightened in connection with investments in developing countries.

Investing in developing countries — Investing in countries with developing economies and/or markets may involve risks in addition to and greater than those generally associated with investing in the securities markets of developed countries. For instance, emerging market countries may have less developed legal and accounting systems than those in developed countries. The governments of these countries may be less stable and more likely to impose capital controls, nationalize a company or industry, place restrictions on foreign ownership and on withdrawing sale proceeds of securities from the country, and/or impose punitive taxes that could adversely affect the prices of securities. In addition, the economies of these countries may be dependent on relatively few industries that are more susceptible to local and global changes. Securities markets in these countries can also be relatively small and have substantially lower trading volumes. As a result, securities issued in these countries may be more volatile and less liquid, and may be more difficult to value, than securities issued

Emerging Markets Growth Fund	19

in countries with more developed economies and/or markets. Less certainty with respect to security valuations may lead to additional challenges and risks in calculating the fund’s net asset value. Additionally, emerging markets are more likely to experience problems with the clearing and settling of trades and the holding of securities by banks, agents and depositories that are less established than those in developed countries.

Investing in small companies — Investing in smaller companies may pose additional risks. For example, it is often more difficult to value or dispose of small company stocks and more difficult to obtain information about smaller companies than about larger companies. Furthermore, smaller companies often have limited product lines, operating histories, markets and/or financial resources, may be dependent on one or a few key persons for management, and can be more susceptible to losses. Moreover, the prices of their stocks may be more volatile than stocks of larger, more established companies, particularly during times of market turmoil.

Management — The investment adviser to the fund actively manages the fund’s investments. Consequently, the fund is subject to the risk that the methods and analyses, including models, tools and data, employed by the investment adviser in this process may be flawed or incorrect and may not produce the desired results. This could cause the fund to lose value or its investment results to lag relevant benchmarks or other funds with similar objectives.

5. Certain investment techniques

Forward currency contracts — The fund has entered into forward currency contracts, which represent agreements to exchange currencies on specific future dates at predetermined rates. The fund’s investment adviser uses forward currency contracts to manage the fund’s exposure to changes in exchange rates. Upon entering into these contracts, risks may arise from the potential inability of counterparties to meet the terms of their contracts and from possible movements in exchange rates.

On a daily basis, the fund’s investment adviser values forward currency contracts and records unrealized appreciation or depreciation for open forward currency contracts in the fund’s statement of assets and liabilities. Realized gains or losses are recorded at the time the forward currency contract is closed or offset by another contract with the same broker for the same settlement date and currency.

Closed forward currency contracts that have not reached their settlement date are included in the respective receivables or payables for closed forward currency contracts in the fund’s statement of assets and liabilities. Net realized gains or losses from closed forward currency contracts and net unrealized appreciation or depreciation from open forward currency contracts are recorded in the fund’s statement of operations. As of June 30, 2019, the fund did not have any open forward currency contracts. The average month-end notional amount of open forward currency contracts while held was $152,181,000.

The following table identifies the effect on the fund’s statement of operations resulting from the fund’s use of forward currency contracts for the year ended, June 30, 2019 (dollars in thousands):

		Net realized loss		Net unrealized appreciation
Contracts	Risk type	Location on statement of operations	Value	Location on statement of operations	Value
Forward currency	Currency	Net realized loss on forward currency contracts	$(2,510)	Net unrealized appreciation on forward currency contracts	$—

6. Taxation and distributions

Federal income taxation — The fund complies with the requirements under Subchapter M of the Internal Revenue Code applicable to mutual funds and intends to distribute substantially all of its net taxable income and net capital gains each year. The fund is not subject to income taxes to the extent such distributions are made. Therefore, no federal income tax provision is required.

As of and during the period ended June 30, 2019, the fund did not have a liability for any unrecognized tax benefits. The fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the statement of operations. During the period, the fund did not incur any significant interest or penalties.

The fund’s tax returns are not subject to examination by federal, state and, if applicable, non-U.S. tax authorities after the expiration of each jurisdiction’s statute of limitations, which is generally three years after the date of filing but can be extended in certain jurisdictions.

Non-U.S. taxation — Dividend and interest income are recorded net of non-U.S. taxes paid. The fund may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. As a result of rulings from European courts, the fund filed for

20	Emerging Markets Growth Fund

additional reclaims related to prior years. These reclaims are recorded when the amount is known and there are no significant uncertainties on collectability. Gains realized by the fund on the sale of securities in certain countries, if any, may be subject to non-U.S. taxes. If applicable, the fund records an estimated deferred tax liability based on unrealized gains to provide for potential non-U.S. taxes payable upon the sale of these securities.

Distributions — Distributions paid to shareholders are based on net investment income and net realized gains determined on a tax basis, which may differ from net investment income and net realized gains for financial reporting purposes. These differences are due primarily to different treatment for items such as currency gains and losses; short-term capital gains and losses; capital losses related to sales of certain securities within 30 days of purchase; unrealized appreciation of certain investments in securities outside the U.S.; deferred expenses; cost of investments sold; net capital losses; non-U.S. taxes on capital gains and income on certain investments. The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the fund for financial reporting purposes. The fund may also designate a portion of the amount paid to redeeming shareholders as a distribution for tax purposes.

During the year ended June 30, 2019, the fund reclassified $1,778,000 from total distributable earnings to capital paid in on shares of beneficial interest to align financial reporting with tax reporting. The fund also utilized capital loss carryforward of $20,101,000.

As of June 30, 2019, the tax basis components of distributable earnings, unrealized appreciation (depreciation) and cost of investments were as follows (dollars in thousands):

Undistributed ordinary income	$13,749
Undistributed long-term capital gains	58,165
Gross unrealized appreciation on investments	662,966
Gross unrealized depreciation on investments	(132,784)
Net unrealized appreciation on investments	530,182
Cost of investments	1,712,836

Distributions paid were characterized for tax purposes as follows (dollars in thousands):

	Year ended June 30, 2019						Year ended June 30, 2018
Share class	Ordinary income		Long-term capital gains		Total distributions paid		Ordinary income		Long-term capital gains	Total distributions paid
Class M	$27,966		$19,452		$47,418		$30,206		$—	$30,206
Class F-3*	233		165		398		34		—	34
Class R-6*	—	†	—	†	—	†	—	†	—	—	†
Total	$28,199		$19,617		$47,816		$30,240		$—	$30,240

*	Class F-3 and R-6 shares began investment operations on September 1, 2017.
†	Amount less than one thousand.

7. Fees and transactions with related parties

CIInc is the fund’s investment adviser. American Funds Distributors®, Inc. (“AFD”), the fund’s principal underwriter, and American Funds Service Company® (“AFS”), the fund’s transfer agent are affiliated with CIInc. CIInc, AFD and AFS are considered related parties to the fund.

Investment advisory services — The fund has an investment advisory and service agreement with CIInc that provides for monthly fees accrued daily. These fees are based on a series of decreasing annual rates beginning with 0.900% on the first $400 million of daily net assets and decreasing to 0.520% on such assets in excess of $20 billion. For the year ended June 30, 2019, the investment advisory services fee was $17,009,000, which was equivalent to an annualized rate of 0.757% of average daily net assets.

Class-specific fees and expenses — Expenses that are specific to individual share classes are accrued directly to the respective share class. The principal class-specific fees and expenses are further described below:

Distribution services — American Funds Distributors®, Inc. (“AFD”), an affiliate of CIInc, is the principal underwriter of the fund’s shares. AFD does not receive any compensation related to the sale of shares of the fund.

Emerging Markets Growth Fund	21

Transfer agent services — The fund has a shareholder services agreement with AFS under which the fund compensates AFS for providing transfer agent services to each of the fund’s share classes. These services include recordkeeping, shareholder communications and transaction processing. In addition, the fund reimburses AFS for amounts paid to third parties for performing transfer agent services on behalf of fund shareholders.

Administrative services — The fund has an administrative services agreement with CIInc under which the fund compensates CIInc for providing administrative services to Class F-3 and R-6 shares. These services include, but are not limited to, coordinating, monitoring, assisting and overseeing third parties that provide services to fund shareholders. Under the agreement, Class F-3 and R-6 shares pay an annual fee of 0.05% of their respective daily net assets. The fund’s board of directors authorized effective July 1, 2019, an administrative services fee at the annual rate of 0.03% of the daily net assets of the fund attributable to Class F-3 and R-6 shares (which could increase as noted above) for its provision of administrative services.

For the year ended June 30, 2019, class-specific expenses under the agreements were as follows (dollars in thousands):

Share class	Transfer agent services		Administrative services
Class M	$5		$—
Class F-3	—	*	9
Class R-6	—	*	1
Total class-specific expenses	$5		$10

*	Amount less than one thousand.

Directors’ deferred compensation — Directors who were unaffiliated with CIInc may have elected to defer the cash payment of part or all of their compensation. These deferred amounts, which remain as liabilities of the fund, are treated as if invested in shares of the fund or other American Funds. These amounts represent general, unsecured liabilities of the fund and vary according to the total returns of the selected funds. Directors’ compensation of $35,000 in the fund’s statement of operations reflects $162,000 in current fees and a net decrease of $127,000 in the value of the deferred amounts.

Affiliated officers and directors — Officers and certain directors of the fund are or may be considered to be affiliated with CIInc, AFD and AFS. No affiliated officers or directors received any compensation directly from the fund.

Investment in CCF — The fund holds shares of CCF, an institutional prime money market fund managed by CRMC. CCF invests in high-quality, short-term money market instruments. CCF is used as the primary investment vehicle for the fund’s short-term investments. CCF shares are only available for purchase by CRMC, its affiliates, and other funds managed by CRMC and are not available to the public. CRMC does not receive an investment advisory services fee from CCF.

Security transactions with related funds — The fund purchased securities from, and sold securities to, other funds managed by CIInc (or funds managed by certain affiliates of CIInc) under procedures adopted by the fund’s board of directors. The funds involved in such transactions are considered related by virtue of having a common investment adviser (or affiliated investment advisers), common directors and/or common officers. Each transaction was executed at the current market price of the security and no brokerage commissions or fees were paid in accordance with Rule 17a-7 of the 1940 Act. During the year ended June 30, 2019, the fund engaged in such purchase and sale transactions with related funds in the amounts of $7,121,000 and $5,550,000, respectively, which generated $2,229,000 of net realized losses from sales.

Interfund lending — Pursuant to an exemptive order issued by the SEC, the fund, along with other CIInc-managed funds (or funds managed by certain affiliates of CIInc), may participate in an interfund lending program. The program provides an alternate credit facility that permits the funds to lend or borrow cash for temporary purposes directly to or from one another, subject to the conditions of the exemptive order. The fund did not lend or borrow cash through the interfund lending program at any time during the year ended June 30, 2019.

8. Committed line of credit

The fund participates with other funds managed by CIInc (or funds managed by certain affiliates of CIInc) in a $1.5 billion credit facility (the “line of credit”) to be utilized for temporary purposes to support shareholder redemptions. The fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which are reflected in other expenses in the fund’s statement of operations. The fund did not borrow on this line of credit at any time during the year ended June 30, 2019.

22	Emerging Markets Growth Fund

9. Capital share transactions

Capital share transactions in the fund were as follows (dollars and shares in thousands):

	Sales*		Reinvestments of distributions		Repurchases*		Net (decrease) increase
Share class	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares

Year ended June 30, 2019

Class M	$21,523	2,871	$28,987	4,147	$(373,413)	(48,754)	$(322,903)	(41,736)
Class F-3	37,369	4,983	367	52	(2,451)	(333)	35,285	4,702
Class R-6	4,750	586	—	—	—	—	4,750	586
Total net increase (decrease)	$63,642	8,440	$29,354	4,199	$(375,864)	(49,087)	$(282,868)	(36,448)

Year ended June 30, 2018

Class M	$29,867	3,745	$11,039	1,325	$(288,649)	(35,949)	$(247,743)	(30,879)
Class F-3†	6,915	818	25	3	(143)	(17)	6,797	804
Class R-6†	10	1	—	—	—	—	10	1
Total net increase (decrease)	$36,792	4,564	$11,064	1,328	$(288,792)	(35,966)	$(240,936)	(30,074)

*	Includes exchanges between share classes of the fund.
†	Class F-3 and R-6 shares began investment operations on September 1, 2017.

10. Investment transactions

The fund made purchases and sales of investment securities, excluding short-term securities and U.S. government obligations, if any, of $848,724,000 and $1,066,728,000, respectively, during the year ended June 30, 2019.

Emerging Markets Growth Fund	23

Financial highlights

		Income (loss) from investment operations[1]			Dividends and distributions
Period ended	Net asset value, beginning of year	Net investment income[2]	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of year	Total return[3]	Net assets, end of year (in millions)		Ratio of expenses to average net assets before reimbursements[4]		Ratio of expenses to average net assets after reimbursements[3,4]		Ratio of net income to average net assets[2,3]
Class M:
6/30/2019	$7.87	$.09	$.25	$.34	$(.09)	$(.06)	$(.15)	$8.06	4.71%	$2,206		.84%		.84%		1.25%
6/30/2018	7.34	.09	.53	.62	(.09)	—	(.09)	7.87	8.43	2,487		.87		.87		1.06
6/30/2017	5.92	.09	1.40	1.49	(.07)	—	(.07)	7.34	25.43	2,545		.85		.85		1.40
6/30/2016	6.94	.08	(.93)	(.85)	(.17)	—	(.17)	5.92	(12.09)	2,740		.78		.78		1.44
6/30/2015[5]	7.97	.08	(.71)	(.63)	(.14)	(.26)	(.40)	6.94	(7.71)	4,621		.75		.75		1.12
Class F-3:
6/30/2019	7.87	.14	.19	.33	(.09)	(.06)	(.15)	8.05	4.55	44		.88		.88		1.79
6/30/2018[6,7]	7.82	.11	.03	.14	(.09)	—	(.09)	7.87	1.77 [8]	6		.88	[9]	.88	[9]	1.59	[9]
Class R-6:
6/30/2019	7.86	.33	— [10]	.33	(.08)	(.06)	(.14)	8.05	4.60	5		.90		.90		4.20
6/30/2018[6,7]	7.82	.07	.06	.13	(.09)	—	(.09)	7.86	1.59 [8]	—	[11]	1.07	[9]	.92	[9]	.99	[9]

	Year ended June 30
	2019	2018	2017	2016	2015
Portfolio turnover rate for all share classes	38%	37%	46%	48%[12]	26%

[1]	Based on average shares outstanding.
[2]	For the year ended June 30, 2017, this reflects the impact of European Union tax reclaims received that resulted in a one-time increase to net investment income. If the reclaim had not occurred, the net investment income per share and ratio of net income to average net assets would have been lower by $.02 and .34 percentage points, respectively.
[3]	This column reflects the impact, if any, of certain reimbursements from CIInc. During one of the periods shown, CIInc reimbursed a portion of miscellaneous fees and expenses and paid a portion of the fund’s transfer agent services fees.
[4]	This ratio does not include acquired fund fees and expenses.
[5]	Prior to October 31, 2014, the fund operated as an open-end interval fund, with monthly redemptions and weekly purchases.
[6]	Based on operations for a period that is less than a full year.
[7]	Class F-3 and R-6 shares began investment operations on September 1, 2017.
[8]	Not annualized.
[9]	Annualized.
[10]	Amount less than $.01.
[11]	Amount less than $1 million.
[12]	The portfolio turnover calculation has been adjusted to exclude the value of securities acquired in connection with the fund’s acquisition of the assets of the Capital Group Emerging Markets Equity Trust (US) on November 6, 2015. Should the calculation not have been subject to such adjustment, the fund’s portfolio turnover ratio would have been 58%.

See notes to financial statements.

24	Emerging Markets Growth Fund

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Shareholders of Emerging Markets Growth Fund, Inc.

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the investment portfolio, of Emerging Markets Growth Fund (the “Fund”) as of June 30, 2019, the related statement of operations for the year ended June 30, 2019, the statement of changes in net assets for each of the two years in the period ended June 30, 2019, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of June 30, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended June 30, 2019 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of June 30, 2019 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

Los Angeles, California

August 19, 2019

We have served as the auditor of one or more investment companies in The Capital Group Companies Investment Company Complex since 1934.

Emerging Markets Growth Fund	25

Expense example	unaudited

As a fund shareholder, you incur ongoing costs, including investment advisory services fees and other expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund so you can compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period (January 1, 2019, through June 30, 2019).

Actual expenses:

The first line of each share class in the table on the following page provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading titled “Expenses paid during period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes:

The second line of each share class in the table on the following page provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio for the share class and an assumed rate of return of 5.00% per year before expenses, which is not the actual return of the share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5.00% hypothetical example with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Notes:

Retirement plan participants may be subject to certain fees charged by the plan sponsor, and Class F-3 shareholders may be subject to fees charged by financial intermediaries, typically ranging from 0.75% to 1.50% of assets annually depending on services offered. You can estimate the impact of these fees by adding the amount of the fees to the total estimated expenses you paid on your account during the period as calculated above. In addition, your ending account value would be lower by the amount of these fees.

Note that the expenses shown in the table on the following page are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of each share class in the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

26	Emerging Markets Growth Fund

	Beginning account value 1/1/2019	Ending account value 6/30/2019	Expenses paid during period*	Annualized expense ratio
Class M – actual return	$1,000.00	$1,143.26	$4.46	.84%
Class M – assumed 5% return	1,000.00	1,020.63	4.21	.84
Class F-3 – actual return	1,000.00	1,143.46	4.78	.90
Class F-3 – assumed 5% return	1,000.00	1,020.33	4.51	.90
Class R-6 – actual return	1,000.00	1,141.84	4.73	.89
Class R-6 – assumed 5% return	1,000.00	1,020.38	4.46	.89

*	The “expenses paid during period” are equal to the “annualized expense ratio,” multiplied by the average account value over the period, multiplied by the number of days in the period, and divided by 365 (to reflect the one-half year period).

Tax information	unaudited

We are required to advise you of the federal tax status of certain distributions received by shareholders during the fiscal year. The fund hereby designates the following amounts for the fund’s fiscal year ended June 30, 2019:

Long-term capital gains	$19,617,000
Foreign taxes	$0.01 per share
Foreign source income	$0.18 per share
Qualified dividend income	100%
Corporate dividends received deduction	$10,000
U.S. government income that may be exempt from state taxation	$21,000

Individual shareholders should refer to their Form 1099 or other tax information, which will be mailed in January 2020, to determine the calendar year amounts to be included on their 2019 tax returns. Shareholders should consult their tax advisors.

Emerging Markets Growth Fund	27

Approval of Investment Advisory and Service Agreement

Emerging Markets Growth Fund’s board has approved renewal of the fund’s Investment Advisory and Service Agreement (the “agreement”) with Capital International, Inc. (the “investment adviser”) for an additional one-year term through July 31, 2020. The board approved the agreement following the recommendation of the fund’s Contracts Committee (the “committee”), which is composed of all of the fund’s independent board members. The board and the committee determined in the exercise of their business judgment that the fund’s advisory fee structure was fair and reasonable in relation to the services provided, and that approving the agreement was in the best interests of the fund and its shareholders.

In reaching this decision, the board and the committee took into account information furnished to them throughout the year and otherwise provided to them, as well as information prepared specifically in connection with their review of the agreement, and were advised by their independent counsel with respect to the matters considered. They considered the following factors, among others, but did not identify any single issue or particular piece of information that, in isolation, was the controlling factor, and each board and committee member did not necessarily attribute the same weight to each factor.

1. Nature, extent and quality of services

The board and the committee considered the depth and quality of the investment adviser’s investment management process, including its global research capabilities; the experience, capability and integrity of its senior management and other personnel; the low turnover rates of its key personnel; the overall financial strength and stability of the investment adviser and the Capital Group organization; the resources and systems the investment adviser devotes to investment management, compliance, trading, portfolio accounting and other services; and the ongoing evolution of the investment adviser’s organizational structure designed to maintain and strengthen these qualities. The board and the committee also considered the nature, extent and quality of administrative, compliance and shareholder services provided by the investment adviser to the fund under the agreement and other agreements. The board and the committee concluded that the nature, extent and quality of the services provided by the investment adviser have benefited and should continue to benefit the fund and its shareholders.

2. Investment results

The board and the committee considered the investment results of the fund in light of its objective of providing long-term capital growth. They compared the fund’s investment results with those of other funds (including funds that currently form the basis of the Lipper index for the category in which the fund is included), and data such as relevant market and fund indexes over various periods through December 31, 2018. This report, including the letter to shareholders and related disclosures, contains certain information about the fund’s investment results. The board and committee reviewed the fund’s investment results measured against various indexes, including the MSCI Emerging Markets IMI Index and the Lipper Emerging Markets Funds Average. They reviewed the results for the one-year, three-year, five-year, 10-year, 20-year and lifetime periods, and placed greater emphasis on longer term periods. They noted that the investment results of the fund were mixed compared to the results of these indexes. The board and the committee concluded that the fund’s investment results have been sufficient for renewal of the agreement and that the investment adviser’s record in managing the fund indicated that its continued management should benefit the fund and its shareholders.

3. Advisory fees and total expenses

The board and the committee compared the advisory fees and total expense levels of the fund to those of other relevant funds. It was also noted that the administrative services fees for Class F-3 shares and Class R-6 shares were being reduced. They observed that the fund’s advisory fees and expenses generally compared favorably to those of other similar funds included in the Lipper Emerging Markets Funds category. The board and the committee also considered the breakpoint discounts in the fund’s advisory fee structure that reduce the level of fees charged by the investment adviser to the fund as fund assets increase. They also considered the adviser’s proposal to reduce expenses for the fund’s Class M shares. In addition, they reviewed information regarding the effective advisory fees charged to non-mutual fund clients by the investment adviser and its affiliates. They noted that, to the extent there were differences between the advisory fees paid by the fund and the advisory fees paid by those clients, the differences appropriately reflected the investment, operational, regulatory and market differences between advising the fund and the other clients. The board and the committee concluded that the fund’s cost structure was fair and reasonable in relation to the services provided, and that the fund’s shareholders receive reasonable value in return for the advisory fees and other amounts paid to the investment adviser by the fund.

28	Emerging Markets Growth Fund

4. Ancillary benefits

The board and the committee considered a variety of other benefits that the investment adviser and its affiliates receive as a result of the investment adviser’s relationship with the fund, including fees for administrative services paid to the investment adviser, and possible ancillary benefits to the investment adviser and its affiliates in managing other investment vehicles and accounts. The board and the committee reviewed the investment adviser’s portfolio trading practices, noting that through December 31, 2018, the investment adviser benefited from receiving research obtained with commissions from portfolio transactions made on behalf of the fund and since that time has borne the cost of obtaining such research. The board and the committee took these ancillary benefits into account in evaluating the reasonableness of the advisory fees paid to the investment adviser by the fund.

5. Adviser financial information

The board and the committee reviewed information regarding the investment adviser’s costs of providing services to the fund, including personnel, systems and resources of investment, compliance, trading, accounting and other administrative operations. They considered the investment adviser’s costs and related cost allocation methodology as well as its track record of investing in technology, infrastructure and staff to maintain and expand services and capabilities, respond to industry and regulatory developments, and attract and retain qualified personnel. They noted information regarding the compensation structure for the investment adviser’s investment professionals. They reviewed information on the profitability of the investment adviser and its affiliates. The board and the committee also compared Capital Group’s profitability and compensation data to the reported results and data of several large, publicly held investment management companies. The board and the committee noted the competitiveness and cyclicality of both the mutual fund industry and the capital markets, and the importance in that environment of the Capital Group organization’s long-term profitability for maintaining the investment adviser’s independence, company culture and management continuity. They further considered the breakpoint discounts in the fund’s advisory fee structure and the investment adviser’s sharing of potential economies of scale, or efficiencies, through breakpoints and other fee reductions and costs voluntarily absorbed. The board and the committee concluded that the fund’s advisory fee structure reflected a reasonable sharing of benefits between the investment adviser and the fund’s shareholders.

Emerging Markets Growth Fund	29

Board of directors and other officers

Independent directors1

Name, year of birth and position with fund	Year first elected a director of the fund[2]	Principal occupation(s) during past five years	Number of portfolios in fund complex[3] overseen by director	Other directorships[4] held by director
Joseph C. Berenato, 1946	2016	Former Chairman and CEO, Ducommun Incorporated (aerospace components manufacturer)	16	None
Vanessa C. L. Chang, 1952 Chairman of the Board (Independent and Non-Executive)	2016	Former Director, EL & EL Investments (real estate)	17	Edison International; Sykes Enterprises; Transocean Ltd.
James G. Ellis, 1947	2019	Professor of Marketing and former Dean, Marshall School of Business, University of Southern California	92	Mercury General Corporation
Jennifer C. Feikin, 1968	2019	Business Advisor; previously held positions at Google; AOL, 20th Century Fox and McKinsey & Company; Trustee, The Nature Conservancy of California; former Director, First Descents	10	None
Pablo R. González Guajardo, 1967	2019	CEO, Kimberly-Clark de México, SAB de CV	17	América Móvil, SAB de CV; Grupo Lala, SAB de CV; Grupo Sanborns, SAB de CV; Kimberly-Clark de México, SAB de CV
Leslie Stone Heisz, 1961	2019	Former Managing Director, Lazard (retired 2010); Director, Edwards Lifesciences; Trustee, Public Storage; Director, Kaiser Permanente (California public benefit corporation); Lecturer, UCLA Anderson School of Management	10	None
William D. Jones, 1955	2019	Real estate developer/owner, President and CEO, CityLink Investment Corporation (acquires, develops and manages real estate ventures in urban communities) and for the former City Scene Management Company (provided commercial asset management services)	18	Sempra Energy

Interested director5

Name, year of birth and position with fund	Year first elected a director or officer of the fund[2]	Principal occupation(s) during past five years and positions held with affiliated entities of the fund	Number of portfolios in fund complex[3] overseen by director	Other directorships[4] held by director
John S. Armour, 1957 Trustee	2019	President, Private Client Services Division, Capital Bank and Trust Company	10	None

30	Emerging Markets Growth Fund

Other officers

Name, year of birth and position with fund	Year first elected an officer of the fund[2]	Principal occupation(s) during past five years and positions held with affiliated entities of the fund
Victor D. Kohn, 1957 President	1996	President and Director, Capital International, Inc.;
Partner — Capital International Investors, Capital Research and Management Company;[6]
		Partner — Capital International Investors, Capital Bank and Trust Company[6]
Eu-Gene Cheah, 1965 Senior Vice President	2019	Partner – Capital International Investors, Capital International, Inc.
F. Chapman Taylor, 1959 Senior Vice President	2011	Partner — Capital International Investors, Capital Research and Management Company[6]
Ric Torres, 1970 Senior Vice President	2019	Partner — Capital International Investors, Capital Research and Management Company[6]
Timothy W. McHale, 1978 Vice President	2016	Senior Vice President and Senior Counsel, Fund Business Management Group, Capital Research and Management Company;[6] Secretary, American Funds Distributors, Inc.[6]
Courtney R. Taylor, 1975 Secretary	2016	Assistant Vice President — Fund Business Management Group, Capital Research and Management Company,[6]
Gregory F. Niland, 1971 Treasurer	2016	Vice President — Investment Operations, Capital Research and Management Company[6]
Susan K. Countess, 1966 Assistant Secretary	2016	Associate — Fund Business Management Group, Capital Research and Management Company[6]
Brian C. Janssen, 1972 Assistant Treasurer	2015	Vice President — Investment Operations, Capital Research and Management Company[6]

The fund’s statement of additional information (SAI) includes further details about fund directors. The address for all directors and officers of the fund is 333 South Hope Street, Los Angeles, CA 90071, Attention: Secretary.

The fund’s SAI, Proxy Voting Policy and Procedures, and proxy voting record for the 12 months ended June 30 are available free of charge on the U.S. Securities and Exchange Commission (SEC) website at sec.gov or upon request by calling (800) 421-4989.

The fund files a complete list of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT-EX. This filing is available free of charge on the SEC website. Additionally, the list of portfolio holdings is available by calling (800) 421-4989.

[1]	The term independent director refers to a director who is not an “interested person” of the fund within the meaning of the Investment Company Act of 1940.
[2]	Directors and officers of the fund serve until their resignation, removal or retirement.
[3]	Funds managed by Capital International, Inc. or its affiliates.
[4]	This includes all directorships (other than those in the fund) that are held by each director as a director of a company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934 or subject to the requirements of Section 15(d) of the Securities Exchange Act of 1934 or a company registered as an investment company under the 1940 Act.
[5]	The term interested director refers to a director who is an “interested person” within the meaning of the Investment Company Act of 1940, on the basis of their affiliation with the fund’s investment adviser, Capital International, Inc., or affiliated entities (including the fund’s principal underwriter).
[6]	Company affiliated with Capital International, Inc.

Emerging Markets Growth Fund	31

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32	Emerging Markets Growth Fund

Office of the fund

6455 Irvine Center Drive
Irvine, CA 92618-4518

Investment adviser

Capital International, Inc.
333 South Hope Street
Los Angeles, CA 90071-1406

Transfer agent for shareholder accounts

American Funds Service Company
6455 Irvine Center Drive
Irvine, CA 92618-4518

Custodian of assets

JPMorgan Chase Bank
270 Park Avenue
New York, NY 10017-2070

Counsel

Morgan, Lewis & Bockius LLP
One Federal Street
Boston, MA 02110-1726

Independent registered public accounting firm

PricewaterhouseCoopers LLP
601 South Figueroa Street
Los Angeles, CA 90017-3874

Principal underwriter

American Funds Distributors, Inc.
333 South Hope Street
Los Angeles, CA 90071-1406

This report is for the information of shareholders of Emerging Markets Growth Fund, but it also may be used as sales literature when preceded or accompanied by the current prospectus, which gives details about charges, expenses, investment objectives and operating policies of the fund.

If used as sales material after September 30, 2019, this report must be accompanied by a statistical update for the most recently completed calendar quarter.

Investors should carefully consider investment objectives, risks, charges and expenses. This and other important information is in the prospectus, which can be obtained from Capital International by calling (800) 421-4989 and should be read carefully before investing.

American Funds Distributors, Inc., member FINRA.

ITEM 2 – Code of Ethics

The Registrant has adopted a Code of Ethics that applies to its Principal Executive Officer and Principal Financial Officer. The Registrant undertakes to provide to any person without charge, upon request, a copy of the Code of Ethics. Such request can be made by calling 800/421-4989 or to the Secretary of the Registrant, 6455 Irvine Center Drive, Irvine, California 92618.

ITEM 3 – Audit Committee Financial Expert

The Registrant’s board has determined that Pablo R. González Guajardo, a member of the Registrant’s audit committee, is an “audit committee financial expert” and "independent," as such terms are defined in this Item. This designation will not increase the designee’s duties, obligations or liability as compared to his or her duties, obligations and liability as a member of the audit committee and of the board, nor will it reduce the responsibility of the other audit committee members. There may be other individuals who, through education or experience, would qualify as "audit committee financial experts" if the board had designated them as such. Most importantly, the board believes each member of the audit committee contributes significantly to the effective oversight of the Registrant’s financial statements and condition.

ITEM 4 – Principal Accountant Fees and Services

EMGF

Registrant:

a) Audit Fees:
2018	$150,000
2019	$243,000

b) Audit-Related Fees:
2018	None
2019	None

c) Tax Fees:
2018	$23,000
2019	None
The tax fees consist of professional services relating to the preparation of the Registrant’s tax returns.

d) All Other Fees:
2018	None
2019	None

Adviser and affiliates (includes only fees for non-audit services billed to the adviser and affiliates for engagements that relate directly to the operations and financial reporting of the Registrant and were subject to the pre-approval policies described below):
a) Audit Fees:
Not Applicable

b) Audit-Related Fees:
2018	None
2019	None
The audit-related fees consist of assurance and related services relating to the examination of the Registrant’s transfer agent, principal underwriter and investment adviser conducted in accordance with Statement on Standards for Attestation Engagements Number 18 issued by the American Institute of Certified Public Accountants.

c) Tax Fees:
2018	None
2019	None
The tax fees consist of consulting services relating to the Registrant’s investments.

d) All Other Fees:
2018	None
2019	None
The other fees consist of subscription services related to an accounting research tool.

All audit and permissible non-audit services that the Registrant’s audit committee considers compatible with maintaining the independent registered public accounting firm’s independence are required to be pre-approved by the committee. The pre-approval requirement will extend to all non-audit services provided to the Registrant, the investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant, if the engagement relates directly to the operations and financial reporting of the Registrant. The committee will not delegate its responsibility to pre-approve these services to the investment adviser. The committee may delegate to one or more committee members the authority to review and pre-approve audit and permissible non-audit services. Actions taken under any such delegation will be reported to the full committee at its next meeting. The pre-approval requirement is waived with respect to non-audit services if certain conditions are met. The pre-approval requirement was not waived for any of the non-audit services listed above provided to the Registrant, adviser and affiliates.

Aggregate non-audit fees paid to the Registrant’s auditors, including fees for all services billed to the Registrant, adviser and affiliates that provide ongoing services to the Registrant, were $26,000 for fiscal year 2018 and $15,000 for fiscal year 2019. The non-audit services represented by these amounts were brought to the attention of the committee and considered to be compatible with maintaining the auditors’ independence.

ITEM 5 – Audit Committee of Listed Registrants

Not applicable to this Registrant, insofar as the Registrant is not a listed issuer as defined in Rule 10A-3 under the Securities Exchange Act of 1934.

ITEM 6 – Schedule of Investments

Not applicable, insofar as the schedule is included as part of the report to shareholders filed under Item 1 of this Form.

ITEM 7 – Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 8 – Portfolio Managers of Closed-End Management Investment Companies

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 9 – Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 10 – Submission of Matters to a Vote of Security Holders

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s board of directors since the Registrant last submitted a proxy statement to its shareholders. The procedures are as follows. The Registrant has a nominating committee comprised solely of persons who are not considered ‘‘interested persons’’ of the Registrant within the meaning of the Investment Company Act of 1940, as amended. The committee periodically reviews such issues as the board’s composition, responsibilities, committees, compensation and other relevant issues, and recommends any appropriate changes to the full board of directors. While the committee normally is able to identify from its own resources an ample number of qualified candidates, it will consider shareholder suggestions of persons to be considered as nominees to fill future vacancies on the board. Such suggestions must be sent in writing to the nominating committee of the Registrant, c/o the Registrant’s Secretary, and must be accompanied by complete biographical and occupational data on the prospective nominee, along with a written consent of the prospective nominee for consideration of his or her name by the nominating committee.

ITEM 11 – Controls and Procedures

(a)	The Registrant’s Principal Executive Officer and Principal Financial Officer have concluded, based on their evaluation of the Registrant’s disclosure controls and procedures (as such term is defined in Rule 30a-3 under the Investment Company Act of 1940), that such controls and procedures are adequate and reasonably designed to achieve the purposes described in paragraph (c) of such rule.

(b)

There were no changes in the Registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the Registrant’s semi-annual period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12 – Exhibits

(a)(1)	The Code of Ethics that is the subject of the disclosure required by Item 2 is attached as an exhibit hereto.

(a)(2)	The certifications required by Rule 30a-2 of the Investment Company Act of 1940 and Sections 302 and 906 of the Sarbanes-Oxley Act of 2002 are attached as exhibits hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

EMERGING MARKETS GROWTH FUND, INC.

By __/s/ Victor D. Kohn________________
Victor D. Kohn, President and Principal Executive Officer

Date: August 30, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By _ /s/ Victor D. Kohn_____________
Victor D. Kohn, President and Principal Executive Officer

Date: August 30, 2019

By ___/s/ Gregory F. Niland__________________
Gregory F. Niland, Treasurer and Principal Financial Officer

Date: August 30, 2019